Dynamic VP HY Bond Fund

a Series of the Direxion Insurance Trust

Supplement dated August 23, 2013 to the
Summary Prospectus and Prospectus
each dated April 30, 2013

Effective September 1, 2013, the Board of Trustees (the “Board”) of the Direxion Insurance Trust (the “Trust”) and Rafferty Asset Management, LLC (“Rafferty”), the Trust’s adviser, for the Dynamic VP HY Bond Fund (the “Fund”), have agreed to a reduction in the Operating Services Fee payable to Rafferty by the Fund pursuant to the Operating Services Agreement described in the Fund’s Prospectus.  As a result, the Fund’s Operating Services Fee will change from 0.55% to 0.35%.

In connection with these fee reductions, the Board has agreed to terminate the 0.15% contractual fee waiver of the Management Fee applicable to the Fund.

In accordance with these changes, as of September 1, 2013, the “Annual Fund Operating Expenses” table and corresponding “Example” appearing in the Fund’s summary section under the heading “Fees and Expenses of the Fund” are hereby replaced with the following:

Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.  The fees and expenses below do not reflect any fees and expenses imposed on shares of the Fund purchased through variable annuity contracts and variable life insurance policies (“Contracts”), which would increase overall fees and expenses.  Please refer to your Contract Prospectus for a description of those fees and expenses.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)(1)
Management Fees		0.75%
Distribution and/or Service (12b-1) Fees		0.25%
Other Expenses of the Fund(2)		0.55%
Operating Services Fee	0.35%
Shareholder Servicing Fee	0.20%
Acquired Fund Fees and Expenses		0.32%
Total Annual Fund Operating Expenses(3)		1.87%

(1)	The Annual Operating Expenses of the Fund have been restated to reflect a reduction in Operating Services Fee and removal of the contractual fee waiver of the Management Fees.
(2)	Rafferty Asset Management, LLC (“Rafferty” or “Adviser”) has entered into an Operating Services Agreement with the Fund. Under this Operating Services Agreement, Rafferty has contractually agreed to pay all expenses of the Fund through September 1, 2015 other than the following: management fees, distribution and/or service fees, shareholder servicing fees, acquired fund fees and expenses, taxes, leverage interest, dividends or interest on short positions, other interest expenses, brokerage commissions, expenses incurred in connection with any merger or reorganization and extraordinary expenses such as litigation or other expenses outside the typical day-to-day operations of the Fund. This Operating Services Agreement may be terminated at any time by the Board of Trustees.
(3)	Total Annual Fund Operating Expenses for the Fund do not correlate to the “Ratios to Average Net Assets: Net Expenses” provided in the “Financial Highlights” section of the statutory Prospectus, which reflects the operating expenses of the Fund and does not include acquired fund fees and expenses.

Example.  The example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.  The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods.  The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same.  The example does not reflect any fees and expenses imposed under a Contract, which would increase overall fees and expenses.  Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Dynamic VP HY Bond Fund	$190	$588	$1,011	$2,190

In addition, effective September 1, 2013, on page 12 of the Prospectus the second, third and fourth sentences in the second paragraph under the section “Management of the Fund” describing the contractual waiver of the Fund’s Management Fee, are removed.

For more information, please contact the Fund at (800) 851-0511.

Please retain this Supplement with the Fund’s Summary Prospectus and Prospectus.